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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Earliest Event Reported
                               September 13, 2005

                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)

                1-10655                          23-1714256
       (Commission File Number)     (IRS Employer Identification Number)

                           County Line Industrial Park
                         Southampton, Pennsylvania        18966
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (215) 355-9100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        At the Annual Meeting (the "Annual Meeting") of Shareholders of Environmental Tectonics Corporation (the "Company") held on September 13, 2005, the shareholders of the Company approved the 2005 Non-Employee Director Stock Option Plan (the "2005 Non-Employee Director Stock Option Plan"). The 2005 Non-Employee Director Stock Option Plan was filed as Annex A to the Company's Definitive Proxy Statement filed on Schedule 14A on August 16, 2005 and the following description of the 2005 Non-Employee Director Stock Option Plan is qualified in its entirety by reference to the full text of the 2005 Non-Employee Director Stock Option Plan.

        All non-employee directors of the Company are eligible to receive grants under the 2005 Non-Employee Director Stock Option Plan. The aggregate number of shares of the Company's common stock that may be issued pursuant to the 2005 Non-Employee Director Stock Option Plan is 600,000 and all awards made under the 2005 Non-Employee Director Stock Option Plan will be made in the form of non-qualified stock options.

        The 2005 Non-Employee Director Stock Option Plan will be administered by the Board of Directors of the Company or a committee appointed by the Board of Directors to administer the 2005 Non-Employee Director Stock Option Plan. The Board of Directors (or its appointed committee) may suspend, amend or terminate the 2005 Non-Employee Director Stock Option Plan, but may not affect any option previously granted or increase the maximum number of shares which may be granted under the 2005 Non-Employee Director Stock Option Plan. The 2005 Non-Employee Director Stock Option Plan allows the Board of Directors (or its appointed committee) to make unvested stock options immediately exercisable upon a change of control of the Company or in its sole discretion.

ITEM 7.01 REGULATION FD DISCLOSURE.

         On September 13, 2005, the Company held its Annual Meeting to vote on proposals to elect five directors, to approve the 2005 Non-Employee Director Stock Option Plan and to approve the issuance of warrants to purchase 200,000 shares of the Company's common stock to H. F. Lenfest, a member of the Company's Board of Directors. The results of voting are as follows:

         I. Election of Directors                       FOR           WITHHELD
                                                        ---           --------

                  William F. Mitchell                6,886,355         651,951
                  Alan Mark Gemmill                  6,889,555         648,751
                  Howard W. Kelley                   6,868,855         669,451
                  George K. Anderson, M.D.           6,868,855         669,451
                  H. F. Lenfest                      6,612,915         925,391


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         II.      Approval of 2005 Non-Employee Director Stock Option Plan

                      FOR           AGAINST        ABSTAIN     BROKER NON-VOTE
                  ---------         -------        -------     ---------------
                  3,498,638         728,465         6,718         3,304,485

         III. Approval of Issuance of Warrants to Purchase 200,000 Shares of the Company's Common Stock to H. F. Lenfest

                      FOR           AGAINST        ABSTAIN     BROKER NON-VOTE
                  ---------         -------        -------     ---------------
                  3,677,669         497,384         58,768        3,304,485

         Following the adjournment of the Annual Meeting, William Mitchell, the Company's Chief Executive Officer, responded to questions from those in attendance at the Annual Meeting relating to the status of the Disney litigation and potential sales partners for the Company's products.

         The information included in this report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ENVIRONMENTAL TECTONICS CORPORATION
                                       Registrant


Date: September 14, 2005               By /s/ Duane D. Deaner
                                          --------------------------------
                                              Duane D. Deaner
                                              Chief Financial Officer